EXHIBIT 10(32)

Second Amendment

to

Amended and Restated Revolving and Term Loan Credit Agreement

This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN CREDIT AGREEMENT (this “Amendment”) is executed as of March 7, 2003 (the “Execution Date”), to be effective as of December 31, 2002 (the “Effective Date”), by and among AZZ incorporated, a Texas corporation (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for Lenders (in such capacity, “Administrative Agent”), and other Agents and Lenders party thereto.

A.    Borrower, Administrative Agent, and Lenders entered into that certain Amended and Restated Revolving and Term Loan Credit Agreement dated as of November 1, 2001, as amended by the First Amendment to Amended and Restated Revolving and Term Loan Credit Agreement, dated as of April 4, 2002 (as the same may be further amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”).

B.    Borrower has requested that Lender amend certain terms and provisions of the Credit Agreement.

C.    Borrower, Administrative Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement subject to and upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Effective as of the Effective Date, but subject to satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as set forth below.

(a)  A new definition of “Applicable Sales” is added to Section 1.1 of the Credit Agreement and shall read as follows:

“ ‘Applicable Sales’ shall have the meaning assigned thereto in the Letter Agreement.”

(b)  A new definition of “Applicable Sales Date” is added to Section 1.1 of the Credit Agreement and shall read as follows:

“ ‘Applicable Sales Date’ shall have the meaning assigned thereto in the Letter Agreement.”

(c)  A new definition of “Applicable Sales Proceeds” is added to Section 1.1 of the Credit Agreement and shall read as follows:

“ ‘Applicable Sales Proceeds’ shall have the meaning assigned thereto in the Letter Agreement.”

(d)  A new definition of “Buyout Items” is added to Section 1.1 of the Credit Agreement and shall read as follows:

“ ‘Buyout Items’ means any non-stock inventory item that (a) is purchased directly by a Person for a specified job or customer of such Person, (b) requires no additional work to be performed on it by such Person, and (c) is included in finished goods inventory until it becomes part of the finished product or is sold directly to the customer of such Person.”

(e)  The definition of “Eligible Accounts” in Section 1.1 of the Credit Agreement is amended as follows:

(i)  Paragraph (d) thereof is amended in full to read as follows:

“(d)  any Progress Billings, the aggregate unpaid balance of which exceeds the least of: (i) ten percent (10%) of the aggregate unpaid balance of all Eligible Accounts owed to all Loan Parties in the aggregate by all such Loan Parties’ Account Debtors; (ii) from the Closing Date through April 30, 2003, $3,000,000; (iii) from May 1, 2003 through July 31, 2003, $2,600,000; and (iv) from August 1, 2003 through October 31, 2003, $1,300,000; provided that, Progress Billings shall be included for purposes of the definition of “Eligible Accounts” from the date hereof only through and including October 31, 2003;”.

(ii) Paragraph (k) thereof is amended in full to read as follows:

“(k)  (i)  owed by an Account Debtor (other than a G.E. Party) (A) to which a Loan Party is indebted in any way, or (B) which is subject to any right of setoff or recoupment by the Account Debtor against any Loan Party, or (ii) in the case of any G.E. Account (A) owed by a specific G.E. Party to a specific Loan Party (such specific Loan Party, a “Specific G.E. Payee”) to which such Specific G.E. Payee is indebted in any way, or (B) which is subject to any right of setoff or recoupment by a specific G.E. Party against a Specific G.E. Payee, unless (in the case of clause (i) or (ii) of this paragraph (k)) the Account Debtor has entered into an agreement acceptable to Administrative Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;”.

(f)  The definition of “Eligible Inventory” in Section 1.1 of the Credit Agreement is amended by: (i) deleting the period (“.”) following paragraph (j) thereof and substituting therefor a semicolon (“;”); and (ii) adding thereto, following such paragraph (j), the following proviso:

“provided that, subject to the foregoing exclusions (but excluding therefrom paragraph (i)), Buyout Items shall be included for purposes of the definition of “Eligible Inventory.”

(g)  A new definition of “G.E. Account” is added to Section 1.1 of the Credit Agreement and shall read as follows:

“ ‘G.E. Account’ means any Account of a G.E. Party.”

(h)  A new definition of “G.E. Party” is added to Section 1.1 of the Credit Agreement and shall read as follows:

“ ‘G.E. Party’ means General Electric Company, a New York corporation, or any of its Affiliates.”

(i)  The definition of “Letter Agreement” in Section 1.1 of the Credit Agreement is amended to read as follows:

“ ‘Letter Agreement’ means the Side Letter dated March 7, 2003 among Borrower, Guarantors and Administrative Agent.”

(j)  The definition of “Revolver Termination Date” in Section 1.1 of the Credit Agreement is amended by amending clause (a) thereof by deleting therefrom “November 1, 2004” and substituting therefor “November 2, 2005.”

(k)  The definition of “Rolling Period” in Section 1.1 of the Credit Agreement is amended by deleting therefrom “August 30” and substituting therefor “August 31.”

(l)  A new definition of “Term Reduction Amount” is added to Section 1.1 of the Credit Agreement and shall read as follows:

“ ‘Term Reduction Amount’ shall mean an amount equal to five percent (5%) of the Applicable Sales Proceeds.”

(m)  The definition of “Term Termination Date” in Section 1.1 of the Credit Agreement is amended by amending clause (a) thereof by deleting therefrom “November 1, 2005” and substituting therefor “November 2, 2006.”

(n)  Section 3.2(c) of the Credit Agreement is amended in full to read as follows:

“(c)  Term Principal Debt. The Term Principal Debt is due and payable in quarterly installments in the principal amounts indicated in the table below, commencing on the last Business Day of March, 2002, and continuing thereafter on the last Business Day of each March (but excluding March 2003), June, September, and December, with a payment equal to the remaining Term Principal Debt due on the Term Termination Date, in accordance with the following amortization schedule:

Payment Dates	Principal Installments

March 29, 2002	$1,000,000

June 28, 2002, September 30, 2002 and December 31, 2002	$3,000,000/each

Last Business Day of Each March, June, September, and December, commencing June 30, 2003, through and including September 29, 2006	$1,375,000/each

Term Termination Date	Remaining Term Principal Debt

provided, however, that on the Applicable Sales Date the amount in the table above shall be reduced by an amount equal to the Applicable Sale Proceeds, in accordance with the proviso to

Section 3.3(a)(ii); provided further that the Applicable Sales Date shall have occurred by not later than September 30, 2003.”

(o)  Section 3. 3(a)(ii) of the Credit Agreement is amended in full to read as follows:

“(ii)  Term Principal Debt. Any voluntary prepayment of the Term Principal Debt shall be applied (A) to the Term Principal Debt, (B) if no Default or Potential Default then exists or arises as a result therefrom (whereupon the provisions of Section 3.12(b) shall apply), in inverse order of maturity, and shall be allocated Pro Rata to each Term Lender; provided that, the Applicable Sales Proceeds shall be applied to the Term Principal Debt (so long as no Default or Potential Default exists on any date of such prepayment or arises as a result therefrom (whereupon the provisions of Section 3.12(b) shall apply)) first, to each regularly-scheduled principal installment under the Term Facility as set forth in Section 3.2(c), other than the principal payment due on the Term Termination Date, in an amount equal to the Term Reduction Amount, with the remainder applied to the principal payment due on the Term Termination Date, and shall be allocated Pro Rata to each Term Lender. In the event the Term Principal Debt has been paid in full, the Applicable Sales Proceeds not otherwise applied to the Term Principal Debt shall be applied to the Revolver Principal Debt.”

(p)  Section 9.26(a) of the Credit Agreement is amended in full to read as follows:

“(a)  The Companies shall have entered, within 30 days from the date hereof, into Financial Hedges in a form and upon terms acceptable to Administrative Agent, issued by one or more Lenders or an institution acceptable to Administrative Agent with a duration at least through November 7, 2004, which ensure that the net interest cost to Borrower is fixed, capped, or hedged with respect to an amount at least equal to the Term Principal Debt at any time and from time to time outstanding.”

(q)  Section 9.29(c) of the Credit Agreement is amended in full to read as follows:

“(c)  Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio to be less than: (i) from February 28, 2002 through and including February 27, 2003, 1.05:1; and (ii) from February 28, 2003 and thereafter, 1.25:1, in each case determined with respect to the immediately preceding Rolling Period.”

(r)  Section 9.29(d) of the Credit Agreement is amended in full to read as follows:

“(d)  Minimum EBITDA. EBITDA calculated on the last day of each month for the three month period then ended, to be less than: (i) for the period beginning with the month ended March 31, 2002 and ending with the month ended November 30, 2002, $5,200,000; (ii) for the period beginning with the month ended December 31, 2002 and ending with the month ended August 31, 2003, $3,000,000; (iii) for the period beginning with the month ended September 30, 2003 and ending with the month ended January 31, 2005, $4,000,000; and (iv) for the period beginning with the month ended February 28, 2005 and thereafter, $4,500,000; provided that this subsection (d) shall not apply after such time that the Leverage Ratio shall be less than 1.75:1 for two consecutive fiscal quarters.”

(s) Section 9.30 of the Credit Agreement is amended in full to read as follows:

“9.30 Capital Expenditures. Neither the Borrower nor any of its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of

(a)  all Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis would exceed (b)(i) for the fiscal year ending February 28, 2002, $13,000,000, (ii) for the fiscal year ending February 28, 2003, $7,000,000, and (ii) for each fiscal year thereafter, $7,000,000; provided that the amount set forth in the foregoing clause (a) shall exclude Capital Expenditures made for the purpose of replacing or repairing fixed assets covered by an insurance claim in an amount equal to the proceeds of such claim received within ninety (90) days following such replacement or repair of such fixed assets.”

(t)  Exhibit E-1 to the Credit Agreement is amended by amending Annex B thereto by amending Section 5(d) of such Annex B in full to read as follows:

“d.  Section 9.29(d) – Minimum EBITDA:

(i)	Leverage Ratio [5(b)(v)]: to 1.0

(ii)	Leverage Ratio set forth in the Compliance Certificate delivered for the reporting period immediately prior hereto: to 1.0

(iii)	EBITDA on the last day of the month for three month period most recently ended: $

(iv)	Minimum EBITDA Applicable: Yes No

(v)	Compliance: Yes No

Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above when and if Administrative Agent has received the following:

(a)  (i)  for the respective accounts of the Lenders, an amendment fee in an amount equal to 20.0 basis points of such Lenders’ respective aggregate Committed Sums, and (ii) the fees set forth in the fee letter dated as of March 7, 2003 between Borrower and Administrative Agent;

(b)  for the respective accounts of the Lenders, payment of $2,500,000, constituting prepayment of the Term Loan Principal Debt (such prepayment to be applied to the Term Principal Debt outstanding on the Execution Date);

(c)  this Amendment, duly executed by Borrower, each Guarantor, each Lender and Administrative Agent;

(d)  copies of the resolutions of Borrower’s Board of Directors approving and authorizing the execution, delivery and performance by Borrower of this Amendment, certified as of the Execution Date by a Responsible Officer;

(e)  a certificate of a Responsible Officer, certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment;

(f)  (i)  for each Guarantor that is not a partnership, copies of the resolutions of the Board of Managers or Board of Directors of such Guarantor, approving and authorizing the execution, delivery and performance by such Guarantor of this Amendment, certified as of the Execution Date by a Responsible Officer of such Guarantor; and (ii) for each Guarantor that is a partnership, evidence of approval and authorization of the execution, delivery and performance by such Guarantor of this

Amendment, accompanied by a certificate from the general partner or other appropriate managing partner;

(g)  a certificate of a Responsible Officer (or general partner or other appropriate managing partner, as applicable) of each Guarantor, certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver this Amendment; and

(h)  such other assurances, certificates, documents, consents and opinions as the Administrative Agent may reasonably require.

Section 4. Representations and Warranties of Borrower. Borrower represents and warrants to the Lenders and Administrative Agent as set forth below.

(a)  The execution, delivery and performance by Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval not heretofore obtained of any director, stockholder, security holder or creditor of Borrower, (ii) violate or conflict with any provision of Borrower’s Articles of Incorporation, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower, (iv) violate any Laws applicable to Borrower or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement to which Borrower is a party or by which Borrower or any of its Property is bound or affected.

(b)  No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower of this Amendment and the Credit Agreement, as amended hereby.

(c)  Each of this Amendment and the Credit Agreement, as amended hereby, has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d)  The representations and warranties of Borrower contained in Section 8 of the Credit Agreement are true and correct in all material respects as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

(e)  No Default or Event of Default exists or would result from the effectiveness of this Amendment.

(f)  Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

Section 5. Reference to and Effect on Loan Documents.

(a)  On and after the Execution Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Agreement.

(b)  Except as specifically amended hereby, all provisions of the Credit Agreement and all Collateral Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)  Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

(d)  Borrower (A) ratifies and confirms all provisions of the Loan Documents applicable to Borrower, and (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents by Borrower are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation.

Section 6. Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This agreement, when countersigned by the parties hereto, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents.

Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 9.     ENTIRETY. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

AZZ incorporated

By:	/s/ Dana Perry
Name: Dana Perry

Title: Vice President

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Second Amendment

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul
Name: Suzanne M. Paul

Title: Vice President

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LENDERS: BANK OF AMERICA, N.A.

By:	/s/ Steve A. Mackenzie
Name: Steve A. Mackenzie

Title: Vice President

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COMERICA BANK – TEXAS

By:	/s/ Corey R. Bailey
Name: Corey R. Bailey

Title: Vice President

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GUARANTY BANK

By:	/s/ Michael Ansolabehere
Name: Michael Ansolabehere

Title: Vice President

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WASHINGTON MUTUAL BANK, FA

By:	/s/ Randy Woods
Name: Randy Woods

Title: Vice President

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WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

By:	/s/ Daniel T. Brown
Name: Daniel T. Brown

Title: Vice President

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To induce Administrative Agent and Lenders to enter into this Amendment, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, charges, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent, Lenders, and their respective successors and permitted assigns.

GUARANTORS:

AZTEC INDUSTRIES, INC.

THE CALVERT COMPANY, INC.

GULF COAST GALVANIZING, INC.

ARKGALV, INC.

ARBOR-CROWLEY, INC.

ATKINSON INDUSTRIES, INC.

AZTEC INDUSTRIES, INC.—MOSS POINT

AUTOMATIC PROCESSING INCORPORATED

ARIZONA GALVANIZING, INC.

HOBSON GALVANIZING, INC.

CGIT WESTBORO, INC.

WESTSIDE GALVANIZING SERVICES, INC.

CARTER AND CRAWLEY, INC.

CENTRAL ELECTRIC COMPANY

CENTRAL ELECTRIC MANUFACTURING COMPANY

ELECTRICAL POWER SYSTEMS, INC.

CLARK CONTROL SYSTEMS, INC.

AZTEC MANUFACTURING PARTNERSHIP, LTD.

By: AZZ GROUP, LP, its General Partner

      By: AZZ GP, LLC, its General Partner

AZTEC MANUFACTURING – WASKOM

      PARTNERSHIP, LTD.

By: AZZ GROUP, LP, its General Partner

      By: AZZ GP, LLC, its General Partner

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RIG-A-LITE PARTNERSHIP, LTD.

By: AZZ GROUP, LP, its General Partner

      By: AZZ GP, LLC, its General Partner

INTERNATIONAL GALVANIZERS PARTNERSHIP, LTD.

By: AZZ GROUP, LP, its General Partner

      By: AZZ GP, LLC, its General Partner

DRILLING RIG ELECTRICAL SYSTEMS CO. PARTNERSHIP, LTD.

By: AZZ GROUP, LP, its General Partner

      By: AZZ GP, LLC, its General Partner

AZZ GROUP, LP

By: AZZ GP, LLC, its General Partner

AZZ GP, LLC

AZZ LP, LLC

By:	/s/ Dana Perry
Dana L. Perry Secretary

AZZ HOLDINGS, INC.

By:	/s/ Mike McLain
Mike McLain President

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